                                                           EXHIBIT 23.25

                           [LETTERHEAD]



September 22, 1997


We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our reports with respect to the audits of the listed partnerships, as included in the attached schedule, for the years ended December 31, 1995 and 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.


                                         /S/Warady & Davis LLP
                                         -----------------------


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                          SCHEDULE OF AUDIT REPORTS ISSUED
                            BY WARADY & DAVIS LLP FOR NHP
                    FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996


                                          Date of Year Ended          Date of Year Ended
                                          December 31, 1995           December 31, 1996
Name of Partnership                          Audit Report                Audit Report
-------------------                       ------------------          ------------------
Church Street Associates                  January 30, 1996            February 4, 1997
New Vistas Apartments Associates          January 22, 1996            January 24, 1997
New Vistas Apartments
 Associates--Phase II                     January 19, 1996            February 3, 1997
North Washington Park Partnership         January 26, 1996            January 21, 1997
Palmer Square Apartments Associates       January 23, 1996            February 3, 1997
Parkways Associates                       January 16, 1996            January 28, 1997
Oak Park Partnership                      February 6, 1996            January 14, 1997
Rogers Park Partnership                   February 14, 1996           January 27, 1997
MRR L.P.                                                              January 20, 1997
Central Woodlawn Rehabiliatation
 Joint Venture                                                        March 6, 1997
